Borrowings	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Borrowings
NOTE 10 - BORROWINGS
Borrowings as of December 31, 2014 and 2013 consisted of the following:

	December 31, 2014	December 31, 2013
Term Loan B facility	$ 433,389	$ 437,778
Credit facilities	153,349	100,020
Total borrowings	$ 586,738	$ 537,798
Less: Unamortized discount	(3,459)	(4,474)
Less: current portion, net of unamortized discount	(18,638)	(5,358)
Total long-term borrowings, net of unamortized discount	$ 564,641	$ 527,966

In June 2013, Navios Partners completed the issuance of the $250,000 Term Loan B facility. The Term Loan B facility bears an interest rate of LIBOR plus 425 basis points (“bps”) and has a five-year term with 1.0% amortization profile and was issued at 98.0% (at a discount of $5,000). Navios Partners used the net proceeds of the Term Loan B facility to: (i) prepay $101,614 of the July 2012 Credit Facility; (ii) fully repay the outstanding balance of $41,225 of the August 2012 Credit Facility; (iii) deposit $98,179 to be held in escrow, to partially finance part of the acquisition of four new vessels, of which $47,000 was released in September 2013 for the acquisition of the Navios Joy and $17,750 was released in October 2013 for the acquisition of the Navios Harmony; and (iv) cover fees and expenses. The refinancing of the August 2012 Credit Facility was accounted for as a debt extinguishment in accordance with ASC470 Debt and the remaining unamortized balance of $707 was written-off from the deferred financing fees.
On November 1, 2013, Navios Partners completed the issuance of a $189,500 add-on to its existing Term Loan B facility. The add-on to the Term Loan B facility bears the same terms as Term Loan B facility and was issued at 100%. Navios Partners used the net proceeds to partially finance the acquisition of five Container vessels.
The Term Loan B facility is secured by first priority mortgages covering certain vessels owned by subsidiaries of Navios Partners, in addition to other collateral and is guaranteed by each subsidiary of Navios Partners. The Term Loan B Agreement requires maintenance of a loan to value ratio of 0.8 to 1.0, and other restrictive covenants customary for facilities of this type (subject to negotiated exceptions and baskets), including restrictions on indebtedness, liens, acquisitions and investments, restricted payments and dispositions. The Term Loan B Agreement also provides for customary events of default.
As of December 31, 2014, the outstanding balance of the Term Loan B facility including the add-on was $429,930, net of discount of $3,459, and it is repayable in 14 quarterly installments of $1,097, beginning in March 2015, with a final payment of $418,028, in June 2018.
The above mentioned prepayment of the July 2012 Credit Facility was applied in partial settlement of the next 16 installments. As of December 31, 2014, the outstanding balance was $98,036 and is repayable in 12 installments, plus a final payment, in various amounts during the term of the July 2012 Credit Facility consisting of $496 (one quarterly installment), $3,456 (nine quarterly installments), $2,346 (one quarterly installment) and $5,867 (one quarterly installment) with a final payment of $58,223. The July 2012 Credit Facility bears interest at rates ranging from 180 to 205 bps per annum (depending on the loan amount compared to the security value) plus, depending on the length of the interest period, either LIBOR or the actual cost of funds. The refinancing of this facility was accounted for as a debt modification in accordance with ASC470 Debt and an amount of $1,319 was written-off from the deferred financing fees in June 2013.
On September 22, 2014, Navios Partners entered into the September 2014 Credit Facility of up to $56,000 (divided into two tranches) with ABN AMRO Bank N.V.  in order to finance a portion of the purchase price payable in connection with the acquisition of the YM Utmost and the YM Unity. Each tranche of the September 2014 Credit Facility is repayable in 20 equal quarterly installments of approximately $688, with a final balloon payment of $14,250 on the last repayment date. The maturity date of each tranche is five years after the drawdown date of such tranche. The tranches of the September 2014 Credit Facility bear interest at LIBOR plus 300 bps per annum. As of December 31, 2014, the outstanding balance on this facility was $55,313.
As of December 31, 2014, the total borrowings under the Navios Partners' credit facilities were $583,279, net of original issue discount.
Amounts drawn under the July 2012 Credit Facility are secured by first preferred mortgages on certain Navios Partners' vessels and other collateral and are guaranteed by the respective vessel-owning subsidiary. Amounts drawn under the September 2014 Credit Facility are secured by first preferred mortgages on certain Navios Partners' vessels and other collateral and are guaranteed by Navios Partners. The July 2012 Credit Facility and the September 2014 Credit Facility contain a number of restrictive covenants that prohibit or limit Navios Partners from, among other things: incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels; changing the flag, class, management or ownership of Navios Partners' vessels; changing the commercial and technical management of Navios Partners' vessels; selling or changing the beneficial ownership or control of Navios Partners' vessels; and subordinating the obligations under the credit facilities to any general and administrative costs relating to the vessels, including the fixed daily fee payable under the management agreement. The July 2012 Credit Facility and the September 2014 Credit Facility also require compliance with a number of financial covenants, including: (i) maintain a required security amount of over 140%; (ii) minimum free consolidated liquidity of at least the higher of $25,000 and the aggregate of interest and principal falling due during the previous six months; (iii) maintain a ratio of EBITDA to interest expense of at least 5.00 : 1.00; (iv) maintain a ratio of total liabilities to total assets (as defined in our credit facilities) of less than 0.65 : 1.00; and (v) maintain a minimum net worth to $250,000. It is an event of default under the loan facilities if such covenants are not complied with.
As of December 31, 2014, Navios Partners was in compliance with the financial covenants of all of its credit facilities.
The maturity table below reflects the principal payments due under its credit facilities for the 12-month periods ended December 31:

Year	Amount
2015	$ 19,642
2016	26,124
2017	81,936
2018	425,723
2019	33,313
$ 586,738